Exhibit 99.1

News Release

news release

FOR IMMEDIATE RELEASE	June 18, 2021

SYKES ENTERPRISES, INCORPORATED TO BE ACQUIRED BY SITEL GROUP®

IN ALL-CASH TRANSACTION

--31.2% premium for SYKES stockholders

–Highly complementary combination to create a leading global CX offering with a wide breadth and depth of services, strong client relationships and considerable opportunities for employees worldwide

–Transaction was unanimously approved by both companies’ Boards of Directors

Sykes Enterprises,

Incorporated

Corporate Headquarters:

400 North Ashley Drive

Tampa, FL USA 33602

1 . 800 . TO . SYKES

http://www.sykes.com

EMEA Operations

599 Calder Road

Edinburgh EH11 4GA

Scotland

+44 (0) 131 458-6500

TAMPA, FL – June 18, 2021 – Sykes Enterprises, Incorporated (“SYKES” or the “Company”) (NASDAQ: SYKE), a leading full life cycle provider of global customer experience management services, multichannel demand generation and digital transformation, and Sitel Group®, a leading global provider of customer experience (CX) products and solutions, today announced they have entered into a definitive merger agreement in which Sitel Group, through a wholly owned subsidiary, will acquire all of SYKES’ outstanding shares of common stock at a purchase price of $54 per share in a transaction valued at approximately $2.2 billion on a fully diluted basis. The purchase price represents a premium of 31.2% over SYKES’ closing price on June 17, 2021, and a premium of 29.1% over the 30-day volume-weighted average price of SYKES’ common stock.

President and Chief Executive Officer of the Company Chuck Sykes stated, “This combination marks a major milestone in our 40-plus year operating history. Thanks to the hard work of our team members, this transaction validates the execution of our vision, strategy, our differentiated full lifecycle business model and promises immediate and certain value for our stockholders at an attractive premium. As we embark on the next phase of our journey, there is an opportunity to take the business to historic heights with a proven partner with similar culture and values. In Sitel Group, I am confident that we have a valuable partner with a solid heritage of deep industry knowledge and experience, solid industry reputation, a shared vision and a people-first culture to better serve customers.”

“The strategic rationale driving this combination is solid,” said Laurent Uberti, President and Chief Executive Officer of Sitel Group. “By joining forces with such a healthy, profitable and financially solid U.S. brand that also has a stellar reputation, we will further enhance our global reach. With this combination, we will be a more competitive BPO player with a wide range of CX products and solutions, leveraging EXP+™, the Enterprise Experience Platform from Sitel Group, especially with the addition of SYKES’ CX solutions in digital, social media and robotic process automation (RPA), through their suite of digital transformation capabilities such as Clearlink and Symphony. By combining the two companies, our expanded geographic footprint, multi-shore solutions and greater capacity to serve customers will make us better equipped to help our customers navigate the rapid changes within the sector together. We began this journey more than 25 years ago and our entrepreneurial mindset still guides us, along with our talented people around the world and our people-centric values. We are excited about our future and continuing our story with best-in-class CX delivery for our customers and a greater employee experience for our combined 155,000 people. We have tremendous respect for Chuck Sykes and the business he and his family have built and all they have accomplished.”

The proposed transaction is not subject to a financing condition, is expected to be completed in the second half of 2021 and is subject to the approval of SYKES’ shareholders and customary closing conditions, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other regulatory clearances. Upon the closing of the transaction, which was approved unanimously by the Company’s Board of Directors, SYKES will become a privately-held company and its shares will cease trading on Nasdaq.

“On behalf of the SYKES board of directors, this transaction delivers significant and immediate value to our shareholders. We followed a disciplined process in forming a special transaction committee of the Board of Directors, which was chaired by independent director Carlos Evans, to facilitate the Board of Directors’ evaluation of strategic alternatives. After a thorough analysis, in concert with our advisors, the special transaction committee and the Company’s Board of Directors determined that this transaction is in the best interests of SYKES and its shareholders,” commented James S. MacLeod, SYKES’ Chairman of the Board of Directors.

Advisors

Goldman Sachs & Co. LLC served as exclusive financial advisor and Shumaker, Loop & Kendrick, LLP served as legal counsel to SYKES. The special transaction committee of the Board of Directors of SYKES was advised by Ballard Spahr LLP. Lazard Freres SAS served as financial advisor and Freshfields Bruckhaus Deringer US LLP served as legal counsel to Sitel Group. Committed debt financing has been provided by BNP Paribas to Sitel Group.

About Sykes Enterprises, Incorporated

Sykes Enterprises, Incorporated and consolidated subsidiaries (“SYKES” or the “Company”) is a leading full lifecycle provider of global customer experience management services, multichannel demand generation and digital transformation. SYKES provides differentiated full lifecycle customer experience management solutions and services primarily to Global 2000 companies and their end customers principally in the financial services, technology, communications, transportation & leisure and healthcare industries. The Company’s differentiated full lifecycle services platform effectively engages customers at every touchpoint within the customer journey, including digital media and acquisition, sales expertise, customer service, technical support and retention, many of which can be optimized through a suite of digital transformation capabilities under its SYKES Digital Services (“SDS”) group, which spans robotic process automation (“RPA”), self-service, insight analytics and digital learning. In addition to digital transformation, SYKES also provides artificial intelligence (“AI”) solutions that can be embedded and leveraged across its lifecycle offerings. The Company serves its clients through two geographic operating regions: the Americas (United States, Canada, Latin America, Australia and the Asia Pacific Rim) and EMEA (Europe, the Middle East and Africa). The Company’s Americas and EMEA regions primarily provide customer management solutions and services with an emphasis on inbound multichannel demand generation, customer service and technical support to its clients’ customers. These services are delivered through multiple communication channels including phone, e-mail, social media, text messaging, chat and digital self-service. The Company also provides various enterprise support services in the United States that include services for its clients’ internal support operations, from technical staffing services to outsourced corporate help desk services. In Europe, the Company also provide fulfillment services, which include order processing, payment processing, inventory control, product delivery and product returns handling. Additionally, through the Company’s acquisition of RPA provider Symphony Ventures Ltd (“Symphony”) coupled with its investment in

AI through XSell Technologies, Inc. (“XSell”), the Company also provides a suite of digital transformation capabilities that optimizes its differentiated full lifecycle management services platform. The Company’s complete service offering helps its clients acquire, retain and increase the lifetime value of their customer relationships. The Company has developed an extensive global reach with customer experience management centers across six continents, including North America, South America, Europe, Asia, Australia and Africa. The Company delivers cost-effective solutions that generate demand, enhance the customer service experience, promote stronger brand loyalty, and bring about high levels of performance and profitability. For additional information please visit www.sykes.com.

About Sitel Group®

As a leading global provider of customer experience (CX) products and solutions, Sitel Group® empowers brands to build stronger relationships with their customers by creating meaningful connections that boost brand value. Inspired by each brands’ unique vision and goals, we ask “what if?” applying our expertise to create innovative solutions that reduce customer effort. With 100,000 people around the globe – working from home or from one of our CX hubs – we securely connect best-loved brands with their customers over 4.5 million times every day in 50+ languages. Whether digital or voice-based, our solutions deliver a competitive edge across all customer touchpoints. Our award-winning culture is built on 35+ years of industry-leading experience and commitment to improving the employee experience. EXP+™ from Sitel Group is a flexible solution with complete cloud capability, designed to simplify the delivery of end-to-end CX services, while boosting efficiency, effectiveness and customer satisfaction. EXP+ creates a robust ecosystem by harnessing the power of four connected product families: Empower, Engage, Explore and Evolve. Learn more at www.sitel.com and connect with us on Facebook, LinkedIn and Twitter.

Additional Information Regarding the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of Sykes Enterprises, Incorporated (the “Company”) or the solicitation of any vote or approval. This communication relates to the proposed merger involving the Company and a wholly-owned subsidiary of Sitel Group (the “proposed merger”). The proposed merger will be submitted to the shareholders of the Company for their consideration at a special meeting of the shareholders. In connection therewith, the Company intends to file relevant materials with the Securities and Exchange Commission (“SEC”), including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”), which will be mailed or otherwise disseminated to the Company’s shareholders when it becomes available. The Company may also file other relevant documents with the SEC regarding the proposed merger. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Shareholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement and any other documents filed with the SEC can also be obtained on the Company’s website at https://investor.sykes.com/company/investors/investor-relations-home/default.aspx or by contacting the Company’s Investor Relations Department at subhaash.kumar@sykes.com.

Certain Information Regarding Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 26, 2021, and its definitive proxy statement on Schedule 14A for the 2021 annual meeting of shareholders, filed with the SEC on April 16, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and other relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Forward-Looking Statements

Certain information contained in this Communication constitutes “forward-looking statements.” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements regarding possible or assumed future results of operations of SYKES, the expected completion and timing of the proposed merger and other information relating to the proposed merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and other words or expressions of similar meaning or import are intended to identify forward-looking statements. Such forward-looking statement are inherently uncertain, and shareholders and other potential investors must recognize that actual results may differ materially from SYKES’ expectations as a result of a variety of factors. Forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which SYKES is unable to predict or control and which may cause SYKES’ actual results, performance, or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements in relation to the proposed merger. SYKES disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments. Risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements and as it relates to the proposed merger include, but are not limited to:

•  the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including those circumstances in which the Company would be required to pay a termination fee;

•  the failure of the parties to satisfy conditions precedent to the completion of the proposed merger, including the failure to obtain the requires approvals of SYKES’ shareholders for the proposed merger or the transaction parties’ failure to obtain necessary regulatory approvals;

•  the later existence of any unanticipated difficulties or expenses related to the proposed merger, including the disruption of any existing plans or any impact on employee retention following the announcement of the proposed merger;

•  the risk that regulatory or other approvals are delayed or are subject to terms and conditions not otherwise anticipated, or that the proposed merger may not be otherwise completed in a timely manner or at all;

•  the impact of any response to the announcement and pendency of the merger by customers, business partners, service providers or other government regulators;

•  the commencement of any legal proceedings or the entry of any judgments or settlements, including any lawsuits that may be filed against the Company, its board of directors, executive officers or other individuals following the announcement of the proposed merger; and

•  and the risks, uncertainties, and other factors detailed from time to time in SYKES’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed or furnished with the Securities and Exchange Commission.

SYKES assumes no obligation to update any forward-looking statement contained in this communication.

SYKES investor contact:

Subhaash Kumar

Sykes Enterprises, Inc.

(813) 233-7143

subhaash.kumar@sykes.com

SYKES media contact:

Jesse Himsworth

Sykes Enterprises, Inc.

(801) 874-9390

Jesse.Himsworth@sykes.com